Third Quarter 2025 Earnings Review United Bankshares, Inc. (UBSI) October 23, 2025 Exhibit 99.2

This presentation and statements made by United Bankshares, Inc. (“UBSI”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) projections of income, expenses, provision expense, capital structure and other financial information; (ii) UBSI’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” “will,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of UBSI and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of UBSI. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the duration of the U.S. government shutdown and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve and the trade and tariff policies; (2) general competitive, economic, political and market conditions and other factors that may affect future results of UBSI, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms; (3) risks related to the acquisition and integration of Piedmont Bancorp, Inc. (“Piedmont”) including, among others, (i) the risk that the expected growth opportunities or cost savings from the acquisition may not be fully realized or may take longer to realize than expected, and (ii) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the acquisition; (4) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (5) regulatory change risk resulting from new laws, rules, regulations, or accounting principles, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and the possibility of changes in accounting standards, policies, principles and practices; (6) the cost and effects of cyber incidents or other failures, interruptions, or security breaches of UBSI’s systems and those of our customers or third-party providers; (7) competitive pressures on product pricing and services; (8) success, impact, and timing of UBSI’s business strategies, including market acceptance of any new products or services; (9) volatility and disruptions in global capital and credit markets; (10) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions; (11) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events; (12) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (13) the risks of fluctuations in market prices for UBSI common stock that may or may not reflect economic condition or performance of UBSI; (14) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; and (15) other factors that may affect future results of UBSI, as disclosed in UBSI’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by UBSI with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. UBSI cautions that the foregoing list of factors is not exclusive. UBSI does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. FORWARD LOOKING STATEMENTS

Achieved record Net Income of $130.7 million and record Diluted Earnings Per Share of $0.92 Generated Return on Average Assets of 1.57%, Return on Average Equity of 9.58%, and Return on Average Tangible Equity* of 15.45% Achieved period end annualized loan growth and deposit growth of ~8% Net Interest Income was $280.1 million and Net Interest Margin (FTE) remained solid at 3.80% Consistently ranked as one of the most trustworthy banks in America by Newsweek (#1 in 2023, #2 in 2022, #4 in 2024 & 2025) Quarterly dividend of $0.37 per share equates to a yield of ~4.2% (based upon recent prices). United has increased dividends to shareholders for 51 consecutive years Asset quality remains sound with Non-Performing Assets remaining low at 0.37% of Total Assets Strong expense control with an efficiency ratio of 45.39% Capital position remains robust and liquidity remains sound Repurchased 735,455 shares during 3Q25 with an additional 478,666 shares repurchased in 4Q25 (through 10/22/25) 3Q25 HIGHLIGHTS *Non-GAAP measure. Refer to appendix.

Linked-Quarter (LQ) Net Income was $130.7 million in 3Q25 compared to $120.7 million in 2Q25, with diluted EPS of $0.92 in 3Q25 compared to $0.85 in 2Q25. Net Interest Income increased $5.6 million driven by an increase in average earning assets partially offset by an increase in average interest-bearing deposits and a decrease in acquired loan accretion income. Provision Expense was $12.1 million in 3Q25 compared to $5.9 million in 2Q25. Noninterest Income increased $11.7 million compared to 2Q25 driven by increases in net gains on investment securities of $10.0 million, primarily due to unrealized fair value gains on equity securities, and an increase in fees from brokerage services of $1.4 million. Noninterest Expense decreased $1.3 million compared to 2Q25 driven by a $2.4 million improvement in the expense for the reserve for unfunded loan commitments and a $1.1 million decrease in other noninterest expense, partially offset by a $1.2 million increase in employee compensation and a $1.2 million increase in employee benefits. Income Taxes increased $2.4 million primarily due to the impact of higher earnings. The effective tax rate was 20.5% in 3Q25 compared to 20.6% in 2Q25. EARNINGS SUMMARY In thousands, except per share data 3Q25 2Q25 3Q24 Interest & Fees Income 430,957 $ 421,196 $ 382,723 $ Interest Expense 150,842 $ 146,659 $ 152,467 $ Net Interest Income 280,115 $ 274,537 $ 230,256 $ Provision for Credit Losses 12,095 $ 5,889 $ 6,943 $ Noninterest Income 43,204 $ 31,460 $ 31,942 $ Noninterest Expense 146,741 $ 148,020 $ 135,339 $ Income Before Income Taxes 164,483 $ 152,088 $ 119,916 $ Income Taxes 33,735 $ 31,367 $ 24,649 $ Net Income 130,748 $ 120,721 $ 95,267 $ Diluted EPS $0.92 $0.85 $0.70 Weighted Average Diluted Shares 141,961 142,444 135,505 Notes Merger-Related Expenses (before tax) 51 $ 1,315 $ 332 $ Three Months Ended

*Non-GAAP measure. Refer to appendix. Strong profitability and expense control 1Q25 was impacted by pre-tax merger related expenses of $30.0 million. 3Q25 was impacted by net gains on investment securities of $10.4 million primarily due to unrealized fair value gains on equity securities. PERFORMANCE RATIOS

Reported Net Interest Margin decreased from 3.81% to 3.80% LQ. Linked-quarter Net Interest Income (FTE) increased $5.6 million driven by an increase in average earning assets partially offset by an increase in average interest-bearing deposits and a decrease in acquired loan accretion income. Approximately ~52% of the loan portfolio is fixed rate and ~48% is adjustable rate, while ~37% of the total portfolio is projected to reprice within the next 3 months. ~13% of the securities portfolio is floating rate. Securities balances of approximately ~$344 million with an average yield of ~3.9% are projected to roll off during the remainder of FY 2025. HTM securities are immaterial at $1.0 million, or 0.0% of total securities. The duration of the AFS portfolio is 4.2 years. Time deposits have an average maturity of ~6 months. Approximately ~12% of total deposits have interest rates tied to a floating rate index. Scheduled purchase accounting loan accretion is estimated at ~$6 million for the remainder of FY 2025 and ~$19 million for FY 2026. NET INTEREST INCOME AND MARGIN $ in millions

Linked-Quarter loan balances increased $470 million driven by Non Owner Occupied CRE loans and Residential Real Estate loans. Loan growth was led by the Georgia, North Carolina, and Central Virginia markets in 3Q25 (annualized growth rates >20%). Non Owner Occupied CRE to Total Risk Based Capital was ~294% at 3Q25. CRE portfolio remains diversified among underlying collateral types. Non Owner Occupied Office loans total ~$0.8 billion (~3.5% of total loans). The Top 60 Office loans make up ~70% of total Non Owner Occupied Office balances. The weighted average LTV based on current loan balances and appraised values at origination for the Top 60 was ~52% at 9/30/25. The weighted average LTV at origination for the Top 60 was ~65%. United has been disciplined in its approach to underwriting Office loans. The stringent underwriting process focuses on the underlying tenants, lease terms, sponsor support, location, property class, amenities, etc. Weighted average FICO of all consumer-related loan sectors is ~762. Fixed rate loans maturing within 12 months total ~$2.1 billion at a weighted average rate of ~5.4%. Fixed rate loans maturing within 13-24 months total ~$2.1 billion at a weighted average rate of ~5.1%. Total purchase accounting-related fair value discount on loans was $65 million as of 9/30/25. $ in millions LOAN SUMMARY (EXCLUDES LOANS HELD FOR SALE)

LOAN PORTFOLIO GEOGRAPHIC DETAILS Total Loans Total Loans ($ Billions) 24.5 % of Total Loans 100% Geographic location Southeast 43% Metro DC / Baltimore 35% WV / OH / PA / Shenandoah Valley 19% Other 3% Total 100% Diversified portfolio with strong underwriting practices and ongoing monitoring Select Portfolio Details: Total NOO Office loans represent $0.8 billion, or only ~3.5% of total loans, with ~57% located in the Washington DC MSA and zero exposure to the CBD of Washington DC. The ALLL associated with the NOO Office portfolio was $56.1 million (6.6% of total NOO Office loans) at 9/30/25. C&I Government Contracting loans represent only ~0.5% of total loans. Our Government Contracting loans are concentrated in blue-chip companies with the top 4 borrowers comprising >80% of the portfolio with credit ratings of BB+ or better. Total Residential Real Estate loans have an overall weighted average FICO of ~761, with a weighted average FICO of ~766 in the Washington DC MSA. The Washington DC MSA continues to be impacted by a lack of single-family housing inventory supply. Loans to Nondepository Financial Institutions (NDFIs) total $0.3 billion, or only ~1.3% of total loans. *Data as of 9/30/25; Geographic locations based on collateral address, if applicable, or originating office location. CRE NOO CRE OO C&D C&I Residential Real Estate Other Consumer 8.4 2.1 3.7 3.6 6.0 0.8 34% 9% 15% 15% 24% 3% 45% 52% 68% 17% 42% 11% 42% 25% 22% 29% 42% 18% 12% 21% 7% 44% 14% 58% 1% 2% 3% 10% 2% 13% 100% 100% 100% 100% 100% 100% Total Loans Loan Segments Shading indicates areas with outstanding loans. Color coding represents the geographies noted in the table. Indicates United office location

End of Period Balances (000s) 6/30/25 9/30/25 Non-Accrual Loans $64,014 $110,236 90-Day Past Due Loans $4,253 $6,631 Total Non-performing Loans $68,267 $116,867 Other Real Estate Owned $6,331 $6,891 Total Non-performing Assets $74,598 $123,758 Non-performing Loans / Loans 0.28% 0.48% Non-performing Assets / Total Assets 0.23% 0.37% Annualized Net Charge-offs / Average Loans 0.14% 0.33% Allowance for Loan & Lease Losses (ALLL) $307,962 $300,050 ALLL / Loans, net of unearned income 1.28% 1.22% Allowance for Credit Losses (ACL)* $343,781 $332,689 ACL / Loans, net of unearned income 1.43% 1.36% NPAs were $123.8 million at 9/30/25 compared to $74.6 million at 6/30/25 with the ratio of NPAs to Total Assets increasing from 0.23% to 0.37%. The increase in NPAs during 3Q25 was driven by two CRE NOO Office loans associated with the same sponsor that were downgraded to non-accrual status. At 9/30/25, the non-accrual balance on the two loans was $60.5 million, reflecting $16.5 million of charge-offs recorded on the two loans during 3Q25. There were seven loans totaling $28.1 million on accrual status related to the same sponsor as of 9/30/25. 30-89 Day Past Due loans were 0.31% of total loans at 9/30/25 compared to 0.34% at 6/30/25. ALLL as a percentage of Total Loans decreased from 1.28% to 1.22% LQ. *ACL is comprised of ALLL and the reserve for lending-related commitments CREDIT QUALITY

Strong core deposit base with 25% of deposits in Non Interest Bearing accounts. LQ deposits increased $548 million driven by Money Market, Interest Bearing Transaction, and Time Deposit accounts. Brokered deposits were relatively unchanged at 0.8% of total deposits at 9/30/25. Enviable deposit franchise with an attractive mix of both high growth MSAs and stable, rural markets with a strong deposit base. $ in millions Source: S&P Global Market Intelligence DEPOSIT SUMMARY Top 10 MSAs by Deposits* (as of 6/30/25) MSA Total Deposits In MSA ($000) Number of Branches Rank Washington, DC 10,482,772 57 7 Morgantown, WV 1,568,631 6 1 Charleston, WV 1,501,472 5 2 Atlanta, GA 1,312,956 11 17 Richmond, VA 818,435 13 9 Parkersburg, WV 754,627 4 1 Hagerstown, MD 728,404 6 2 Myrtle Beach, SC 653,612 7 9 Charlotte, NC 652,696 7 17 Wheeling, WV 541,685 6 2

Deposit Account Details ($ in millions) End of Period Ratios / Values 9/30/25 % of Total Deposits Estimated Uninsured Deposits (less affiliate and collateralized deposits) $9,004 33% Estimated Insured/Collateralized Deposits $17,880 67% Total Deposits $26,884 100% *Does not include other sources of liquidity such as Fed Funds Lines, additional Reciprocal Deposit capacity, etc. Available Liquidity ($ in millions) 9/30/25 Cash & Cash Equivalents $2,519 Unpledged AFS Securities $1,020 Available FHLB Borrowing Capacity $4,765 Available FRB Discount Window Borrowing Capacity $4,639 Subtotal $12,943 Additional FHLB Capacity (with delivery of collateral) $4,205 Additional Brokered Deposit Capacity (based on internal policy) $5,165 Total Liquidity* $22,313 Liquidity remains strong with a granular deposit base and geographic diversification. Average deposit account size is ~$38 thousand with >700 thousand total deposit accounts. Estimated uninsured/uncollateralized deposits were flat compared to 6/30/25 at 33% of total deposits. LIQUIDITY POSITION & ADDITIONAL DEPOSIT DETAIL

End of Period Ratios / Values 6/30/25 9/30/25** Common Equity Tier 1 Ratio 13.4% 13.4% Tier 1 Capital Ratio 13.4% 13.4% Total Risk Based Capital Ratio 15.8% 15.7% Leverage Ratio 11.3% 11.3% Total Equity to Total Assets 16.4% 16.3% *Tangible Equity to Tangible Assets (non-GAAP) 10.8% 10.8% Book Value Per Share $37.80 $38.58 *Tangible Book Value Per Share (non-GAAP) $23.32 $24.03 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. United repurchased 735 thousand common shares during 3Q25 for $26.5 million as compared to 981 thousand common shares during 2Q25 for $32.5 million. From 10/01/25 through 10/22/25, United repurchased 479 thousand common shares for $17.2 million. As of 10/22/25, there were 1.6 million shares available to be repurchased under the approved plan. *Non-GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date. CAPITAL RATIOS AND PER SHARE DATA

Select guidance is being provided for 2025. Our outlook may change if the expectations for these items vary from current expectations. Balance Sheet: Expect loan and deposit growth to be in the low to mid single digits for the remainder of 2025 (annualized). Loan pipelines continue to be relatively strong. Expect investment portfolio balances to be relatively flat (market dependent). Net Interest Income: Net interest income (non-FTE) expected to be in the range of $1.093 billion to $1.100 billion for FY 2025 (assumes two additional 25 bps rate cuts in 4Q25). Loan purchase accounting accretion is currently estimated at ~$32 million for FY 2025. Provision Expense: Asset quality remains sound. Provision expense will be dependent on the future economic outlook, future credit trends within United’s portfolio, and loan growth. Expect our credit performance to outperform the industry. Current planning assumption for total provision expense for 2025 is $55 million (including Day 2 merger-related CECL provision expense of $19 million that was recorded in 1Q25). Non Interest Income: Expect non interest income to be in the range of $130 million to $135 million for 2025. Mortgage banking revenue will be subject to industry trends. Non Interest Expense: Expect non interest expense to be in the range of $598 million to $605 million for 2025 (including merger-related expenses of $12.7 million recorded to date in 2025). Effective Tax Rate: Estimated at approximately ~21.0%. Capital: Stock buyback will be market dependent. United’s capital position remains robust. 2025 OUTLOOK

Premier Mid-Atlantic and Southeast franchise with an attractive mix of high growth MSAs and smaller stable markets with a strong deposit base Consistently high-performing company with a culture of disciplined risk management and expense control 51 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Experienced management team with a proven track record of execution Committed to our mission of excellence in service to our employees, our customers, our shareholders and our communities Attractive valuation with a current Price-to-Earnings Ratio of ~11.0x (based upon median 2025 street consensus estimate of $3.23 per Bloomberg) INVESTMENT THESIS

Source: S&P Capital IQ Pro; Company filings DEMONSTRATED HISTORY OF SUCCESSFUL ACQUISITIONS Closed on 1/10/25

APPENDIX

PIEDMONT MERGER- ADDITIONAL INFORMATION Merger-related expense detail ($ in millions) 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Provision for Credit Losses --- --- --- $18.7 --- --- Employee Compensation & Benefits --- --- --- $1.2 $0.3 --- Expense for Reserve for Unfunded Loan Commitments --- --- --- $4.1 --- --- Other Noninterest Expense $1.3 $0.3 $1.3 $6.0 $1.0 $0.0 Total $1.3 $0.3 $1.3 $30.0 $1.3 $0.0 Day 1 purchase accounting marks (net mark) ($ in millions) Fair Value (Discount) / Premium (preliminary) *Loans $(64.1) Investments $(25.0) Land $(3.5) Buildings $1.5 Time Deposits $0.4 *Does not include $17.5 million credit mark on PCD loans recorded as ALLL on Day 1. Other information ($ in millions) *1/10/2025 Values (preliminary) Preliminary Goodwill $130.0 Core Deposit Intangible $32.8 Allowance for Credit Losses (including unfunded) $40.3

(dollars in thousands) 3Q24 4Q24 1Q25 2Q25 3Q25 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $95,267 $94,408 $84,306 $120,721 $130,748 (B) Number of Days in the Quarter 92 92 90 91 92 Average Total Shareholders' Equity (GAAP) $4,908,866 $5,019,069 $5,283,542 $5,351,140 $5,413,460 Less: Average Total Intangibles (1,899,261) (1,898,335) (2,060,975) (2,049,504) (2,055,082)) (C) Average Tangible Equity (non-GAAP) $3,009,605 $3,120,734 $3,222,567 $3,301,636 $3,358,378   Formula: [(A) / (B)]*365 (or 366 for leap year)   (C) Return on Average Tangible Equity (non-GAAP) 12.59% 12.03% 10.61% 14.67% 15.45%                   RECONCILIATION OF NON-GAAP ITEMS

(dollars in thousands)   6/30/2025 9/30/2025     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 32,783,363 $ 33,407,181   Less: Total Intangibles (GAAP) (2,055,858) (2,053,472)     Tangible Assets (non-GAAP) $ 30,727,505 $ 31,353,709         Total Shareholders' Equity (GAAP)   $ 5,364,541 $ 5,445,715     Less: Total Intangibles (GAAP)   (2,055,858) (2,053,472)   Tangible Equity (non-GAAP)   $ 3,308,683 $ 3,392,243   Tangible Equity to Tangible Assets (non-GAAP)   10.8% 10.8%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 5,364,541 $ 5,445,715   Less: Total Intangibles (GAAP) (2,055,858) (2,053,472)   Tangible Equity (non-GAAP) $ 3,308,683 $ 3,392,243   ÷ EOP Shares Outstanding (Net of Treasury Stock) 141,909,452 141,170,258   Tangible Book Value Per Share (non-GAAP) $23.32 $24.03             RECONCILIATION OF NON-GAAP ITEMS (CONT.)